POWER OF ATTORNEY

     We, the undersigned officers and directors of Delcath Systems, Inc., a Delaware corporation (the "Company"), hereby severally constitute and appoint M.
S. Koly and Paul M. Feinstein, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, and with full powers of substitution and resubstitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-3 relating to the public offer of shares of the Company's common stock, par value $0.01, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or either of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.


              Signature                                 Title                             Date

       M. S. KOLY                        President and Chief Executive          December 27, 2004
-----------------------------            Officer (Principal Executive           -----------------
M. S. Koly                               Officer) and Director


    PAUL M. FEINSTEIN                    Chief Financial Officer (Principal     December 27, 2004
-----------------------------            Financial and Accounting Officer)      -----------------
Paul M. Feinstein


SAMUEL HERSCHKOWITZ                      Chairman and Director                  December 27, 2004
-----------------------------                                                   -----------------
Samuel Herschkowitz, M.D.


   MARK A. CORIGLIANO                    Director                               December 27, 2004
-----------------------------                                                   -----------------
Mark A. Corigliano


   DANIEL ISDANER                        Director                               December 27, 2004
------------------------------                                                  -----------------
Daniel Isdaner


   VICTOR NEVINS                         Director                               December 27, 2004
-------------------------------                                                 -----------------
Victor Nevins